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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 9, 2003

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                         NATURAL RESOURCE PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

             DELAWARE                       001-31465            35-2164875
  (State or other jurisdiction          (Commission File      (I.R.S. Employer
of incorporation or organization)            Number)         Identification No.)

        601 JEFFERSON, SUITE 3600
              HOUSTON, TEXAS                                      77002
 (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (713) 751-7507

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ITEM 9.  REGULATION FD DISCLOSURE

         In accordance with General Instruction B.2 of Form 8-K, the following information will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         Representatives of Natural Resource Partners L.P. ("NRP") intend to make a presentation to the West Virginia Coal Mining Institute and the West Virginia Coal Association on May 10, 2003. The presentation will give an overview of NRP, including its operations and other business information. Prior to the meeting, interested parties may view the materials presented at the meeting by visiting NRP's website at http://www.nrplp.com. NRP does not undertake to update the information as posted on its website.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATURAL RESOURCE PARTNERS L.P.
                                       (Registrant)

                                       By:  NRP (GP) LP
                                            its General Partner

                                       By:  GP Natural Resource Partners LLC
                                            its General Partner

                                            /s/ Charles H. Kerr
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                                            Charles H. Kerr
                                            Secretary

Dated: May 9, 2003